POWER OF ATTORNEY

                                 WITH RESPECT TO
                       THE ALLSTATE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A


         Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company Separate Account A and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            February 3, 1999
                                            ----------------
                                            Date


                                            /s/Marla G. Friedman
                                            --------------------
                                            Marla G. Friedman
                                            Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                       THE ALLSTATE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A


         Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company Separate Account A and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                              February 2, 1999
                                              ----------------
                                              Date


                                              /s/Peter H. Heckman
                                              -------------------
                                              Peter H. Heckman
                                              Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                       THE ALLSTATE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A


         Know all men by these presents that John C. Lounds, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company Separate Account A and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                             February 3, 1999
                                             ----------------
                                             Date


                                             /s/John C. Lounds
                                             -----------------
                                             John C. Lounds
                                             Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                       THE ALLSTATE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A


         Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company Separate Account A and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                             February 3, 1999
                                             ----------------
                                             Date


                                             /s/Louis G. Lower, II
                                             ---------------------
                                             Louis G. Lower, II
                                             Chairman of the Board
                                                and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                       THE ALLSTATE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A


         Know all men by these presents that Timothy H. Plohg, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company Separate Account A and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                             February 2, 1999
                                             ----------------
                                             Date


                                             /s/Timothy H. Plohg
                                             -------------------
                                             Timothy H. Plohg
                                             Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                       THE ALLSTATE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A


         Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company Separate Account A and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                           February 2, 1999
                                           ----------------
                                           Date


                                           /s/Kevin R. Slawin
                                           ------------------
                                           Kevin R. Slawin
                                           Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                       THE ALLSTATE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A


         Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company Separate Account A and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                        February 3, 1999
                                        ----------------
                                        Date


                                        /s/Casey J. Sylla
                                        -----------------
                                        Casey J. Sylla
                                        Chief Investment Officer
                                             and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                       THE ALLSTATE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A


         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael
J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company Separate Account A and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                          February 3, 1999
                                          ----------------
                                          Date


                                          /s/Thomas J. Wilson, II
                                          -----------------------
                                          Thomas J. Wilson, II
                                          President and Director